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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                _________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 22, 2004


                                ________________

                          First Midwest Financial, Inc.
             (Exact name of registrant as specified in its charter)


                                 _______________


         Delaware                        0-22140                42-1406262
(State or other jurisdiction of     (Commission File)        (IRS Employer
incorporation or organization)            Number             Identification No.)

                       Fifth at Erie, Storm Lake, IA 50588
               (Address of principal executive offices)(Zip Code)

       Registrant's telephone number, including area code: (712)732-4117

                               ___________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4 (c))



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


Section 2 - Financial Information.

Item 2.02.  Results of Operations and Financial Condition.

     On October 22, 2004, the Registrant issued a news release announcing earnings for the quarter and fiscal year ended September 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated into this Item 2.02 by reference. The information in this Form 8-K, including the exhibits, relating to this Item 2.02 shall not be deemed to be "filed" for purposes of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities thereof, nor shall it be deemed to be incorporated by reference in any filing under the Exchange Act or under the Securities Act of 1933, as amended, except to the extent specifically provided in any such filing.

Section 9 - Financial Statements and Exhibits.

Item 9.01.    Financial Statements and Exhibits.

         (c)  Exhibits.
              --------
                    The following Exhibit is being furnished herewith:

                    99.1 Press Release of First Midwest  Financial,  Inc., dated
                         October 22, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    FIRST MIDWEST FINANCIAL, INC.

                               By:  /s/ Ronald J. Walters
                                    --------------------------------------------
                                    Ronald J. Walters,
                                    Senior Vice President, Secretary, Treasurer
                                    and Chief Financial Officer

Dated: October  22, 2004

                                  Exhibit Index
                                  -------------

Exhibit
Number                     Description of Exhibit
------                     ----------------------

99.1       Press Release of First Midwest Financial, Inc. dated October 22, 2004